Securities and Exchange Commission
                             Washington, D.C. 20549

                             ______________________

                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             ______________________



        Date of Report (date of earliest event reported): January 3, 2003

                                 Decorize, Inc.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                    001-31260                  43-1931810
------------------------     ------------------------       --------------------
(State of Incorporation)     (Commission File Number)          (IRS employer
                                                             identification no.)


                  1938 East Phelps, Springfield, Missouri 65802
                  --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       Registrant's Telephone Number, Including Area Code: (417) 879-3326

                                                               Page 1 of 4 pages
                                                        Exhibit Index on page 4.

Item 4.  Changes in Registrant's Certifying Accountant.

         On January 3, 2003, Decorize, Inc. (the "Company") dismissed its independent public accountants, Ernst & Young, LLP (the "Former Accountants"). The decision to change accountants was unanimously recommended and approved by the Audit Committee of the Company's Board of Directors.

         From April 12, 2002, the date of the Former Accountants' engagement, until January 3, 2003, there were no disagreements with the Former Accountants on any matter of accounting principle or practice, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. None of the Former Accountants' reports on the Company's financial statements for the period of their engagement with the Company contained an adverse opinion or disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

         The letter from the Former Accountants to the office of the Chief Accountant of the Securities and Exchange Commission stating that they are in agreement with the statements contained in this Form 8-K is attached hereto as
Exhibit 16.1.

         Effective January 3, 2003, the Company engaged BKD, LLP (the "Auditors"), as its independent public accountants. During the two (2) most recent twelve month periods ending June 30, 2002 and June 30, 2001 and the period of July 1, 2002 through January 3, 2003, neither the Company (nor anyone on behalf of the Company) consulted the Auditors regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event; and such matters were not an important factor in reaching a decision to engage the Auditors as the Company's independent public accountants.

Item 7.  Financial Statements and Exhibits.

         (C)      Exhibits.

                  16.1 Letter from Ernst & Young, LLP, regarding change in certifying accountant.

                                                               Page 2 of 4 pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DECORIZE, INC.



Date:  January 6, 2003                            By:    /s/ Jon Baker
                                                       -------------------------
                                                  Name:  Jon Baker
                                                  Title: Chief Executive Officer


                                                               Page 3 of 4 pages

                                  Exhibit Index


         16.1     Letter regarding change in certifying accountant.









                                                               Page 4 of 4 pages